EXHIBIT 10.5

                                Schedule 1.02(b)
                                       to
                            Stock Purchase Agreement


                          PLEDGE AND SECURITY AGREEMENT


Secured Party Name and Address               Debtor's Name and Address

UTEK CORPORATION                             LEXON, INC.
202 Wheeler Street                           8908 South Yale, Suite 409
Plant City, Florida 33566                    Tulsa, Oklahoma 74137-3545
("Secured Party")                            ("Debtor")

         As of the date indicated above, the undersigned Debtor and the undersigned Secured Party, with addresses as they appear herein, agree as follows:

         1. Grant of Security Interest. For value received, Debtor, LEXON, INC., an Oklahoma corporation, grants to UTEK CORPORATION, Secured Party, a first prior security interest in the pledged shares and the collateral described in Paragraph 2 ("Collateral") to secure the obligations of Debtor to Secured Party, pursuant to that certain Secured Promissory Note ("Note") dated of even date herewith.

         2. Collateral. The Collateral consists of 1,000 shares ("Pledged Shares") of Common Stock of Cancer Diagnostics, Inc. ("CDI") which represents all the issued and outstanding shares of CDI common stock. The Collateral also includes all proceeds from the sale of such Collateral. The Pledged Shares shall be issued in the name of Debtor or duly endorsed for transfer to Debtor or endorsed in blank.

         3. Escrow of The Pledged Shares. The Pledged Shares shall be delivered to Sam Reiber, Esquire, in escrow ("Escrow Agent"), who hereby agrees to hold the Pledged Shares for the benefit of Debtor and either surrender possession thereof upon full payment of the Note or return the Pledged Shares to Secured Party upon the demand of Secured Party during an event of default under the Note, after the giving of all notices required in the Note and hereunder and the expiration of all grace periods hereunder and under the Note.

         4. Dividends and Voting Pledged Shares. While the Note remains unpaid and not in default, Debtor shall be entitled to receive all dividends with respect to and to vote all the Pledged Shares. So long as this Agreement and the Note are not in default, Debtor shall be entitled to attend all meetings, to vote the Pledged Shares and consent to shareholder actions in their sole discretion and to enjoy and exercise all the rights of ownership of the Collateral, except that the Pledged Shares shall not be sold by Debtor until the
Note is paid in full.

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         5.  Negative  Covenant  of Debtor.  While the Note  remains not paid in full, neither Debtor nor CDI will make any distributions of money or property to its principal founding shareholders, directors, or officers, whether as loans, cash dividends, repayment of loans or otherwise, other than the payment of reasonable compensation for services rendered.

         6. Release of Pledged Shares. Upon payment in full of the Note and all interest and other obligations payable by Debtor under the Note, the security interest hereby created shall ve released automatically and all certificates representing the Pledged Shares and all other rights, titles and interests in and to the Pledged Shares shall return and deliver to Debtor.

         7. No Transfer of Pledged Shares. While the Note remains unpaid, Debtor shall not have the right, power or authority to sell, assign, pledge or convey the Pledged Shares or any interest in the Pledged Shares without Secured Party's prior written consent, so long as the security interest hereby created remains in effect.

         8. Representations and Warranties with regard to the Pledged Shares. Debtor represent and warrant to Secured Party that Debtor has full legal power to grant to Secured Party the security interest hereby granted in the Pledged Shares as herein provided.

         9. Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, herein called "Events of Default":

          (a) Default in the payment of any liability of Debtor to Secured Party under the Note; or

          (b) Any event which results in the acceleration of the maturity of the Note; or

          (c)  Any Event of Default under the Note.


         10. Remedies with Respect to Pledged Shares. During the continuation of any Event of Default:

          (a)  Secured  Party  may,  with 15 days'  written  notice  to  Debtor,
               declare  all   obligations   of  Debtor  under  the  Note  to  be
               immediately due and payable; and

          (b)  Secured  Party  shall be  entitled  to  proceed  on its  security interest in the Pledged Shares in accordance with the Uniform Commercial Code then in effect in Florida, by giving Debtor at least 15 days' prior notice thereof; provided however, Debtor shall cooperate and use all reasonable efforts to assist Secured Party in foreclosing upon its security interest in the
               Collateral, including without limitation, consenting to the appointment of a receiver.


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

         (c) Secured Party will be entitled to recover all costs plus reasonable attorneys' fees and expenses and the fees and expenses of a receiver, if one is appointed, incurred in holding the Pledged Shares and enforcing its rights hereunder before applying the balance of any proceeds from the disposition of the Pledged Shares to the satisfaction of Debtor's obligations under the Note.

         (d) Secured Party will have the right to transfer any or all of the Pledged Shares into the name or the name of their nominees, and shall be under a duty, to exercise such rights and privileges as required by law.

         11. Governing Law. The law governing this secured transaction is the State of Florida. For words or phrases defined in the Florida Uniform Commercial Code, the Code definition will control their meaning. A determination that any provision contained herein is not enforceable will have no effect on the validity of the remaining provision.

         12. Obligations of Debtor Secured by this Agreement. The security interest herein granted is given to secure all of the obligations of Debtor to Secured Party under the Note and all extensions and renewals of liabilities for any term or terms, all interest due or to become due on the liabilities of Debtor to Secured Party under the Note, and all costs, attorneys' fees, and other expenditures of Secured Party in the collection and/or enforcement of any obligation or liability of Debtor to Secured Party thereunder.

         13. Expenditures of Secured Party. Debtor is liable for and agrees to pay Secured Party all expenditures of Secured Party for taxes of Collateral, and all costs, attorneys' fees and other expenditures of Secured Party in the enforcement or collection of the Note. All rights and remedies of Secured Party hereunder are cumulative of all other rights or remedies provided by law, and may be exercised singularly or concurrently; and the exercise of any one or more of them will not be a waiver of any other. No waiver, change, modification or discharge of any of Secured Party's rights or Debtor's duties as so specified or allowed will be effective unless contained in a written instrument signed by Secured Party.

         14. Waivers. No act, delay, omission, or course of action by Debtor or Secured Party, including Secured Party's waiver of remedy because of any default hereunder, will constitute a waiver of any of Secured Party's rights and remedies under this Agreement or any other agreement between the parties, or under the documents evidencing the liabilities secured hereby. Waiver by Secured Party of any rights or remedies under the terms of this Agreement or with respect to any of Debtor's liabilities to Secured Party will not be a bar to the exercise of any right or remedy on any subsequent occasion. All rights and remedies of Secured Party are cumulative and may be exercised singularly or concurrently, and the exercise of any one or more of them will not be a waiver of any other. No waiver, change, modification or discharge of any of Secured Party's rights of Debtor's duties as so specified or allowed will be effective unless in writing and signed by Secured Party.

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

         15. Agreement Binding on Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.


SECURED PARTY                                DEBTOR
UTEK CORPORATION                             LEXON, INC.

By: /s/ DR. CLIFFORD GROSS                   By /s/ GIFFORD MABIE
Dr.  Clifford Gross                          Gifford Mabie, President
Chairman and Chief Executive Officer


                                             ESCROW AGENT:

                                             /s/ SAM REIBER
                                             Sam Reiber, Escrow Agent



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